Exhibit 99.2 4Q19 Earnings Presentation January 30, 2020

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the inability to realize expected cost savings and synergies from the Oritani merger in amounts or in the timeframe anticipated; costs or difficulties relating to Oritani integration matters might be greater than expected; the inability to retain customers and qualified employees of Oritani; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; weakness or a decline in the economy, mainly in New Jersey, New York, Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas; the inability to grow customer deposits to keep pace with loan growth; a material change in our expected allowance for credit losses due to the adoption of CECL (current expected credit loss) model effective January 1, 2020; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower-cost funding sources within our deposit base, including our inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber-attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; damage verdicts or settlements or restrictions related to existing or potential litigations arising from claims of violations of laws or regulations brought as class actions, breach of fiduciary responsibility, negligence, fraud, contractual claims, environmental laws, patent or trademark infringement, employment related claims, and other matters; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; and the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2018. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

SLIDE 3

Executing on Stated Goals


Loan Growth[1]
(in percent)
14.3
4.0
8.6
4.2
5.2
4.2
2017
2018
2019
Valley
Industry


Expense Managment[2]
(in percent)
1.94
1.89
1.67
58.9
57.9
53.8
2017
2018
2019
Efficiency ratio, adjusted
NIE Ratio, adj.


Revenue Diversification[2]
14.5
13.3
12.5
111,726
131,685
139,093
2017
2018
2019
Noninterest income, adj. ($, thous.)
Noninterest income to net revenue, adj. (%)


Growing Capital and Creating Value
(in percent)
$5.97
$6.73
11.34%
11.72%
2018
2019
Tangible Book Value per share [2]
Total Risk-Based Capital Ratio

Delivering Enhanced Performance

- Significant and consistent improvement in growth profile of the Bank
- Successful reallocation of operating expense towards more profitable segments
- Continuous expansion of fee generating business lines
- Announced and closed a significant acquisition while creating 12.7% TBV growth

[1] Represents the percent change in gross loans, excluding those held for sale, for Valley compared to the same period one year ago. Industry loan growth is the percent change from the same period one year ago in total loans and leases for all commercial banks as reported by the Board of Governors of the Federal Reserve System via the St. Louis Federal Reserve. Percent change for 2017 reflects an adjustment to the ending balance of approximately $184 million in loans that were purchased during the year. Percent change for 2018 reflects an adjustment to the beginning balance of approximately $3.8 billion in loans that were acquired from USAmeriBank. Percent change for 2019 reflects an adjustment to the ending balance of approximately $3.4 billion in loans that were acquired from Oritani and $0.8 billion in loans that were sold related to multi-family CRE. [2] Please refer to Non-GAAP reconciliation for components and reference ratios. NIE ratio, adjusted refers to adjusted operating expenses as a percent of average assets.

4Q 2019 Highlights 4 Reported Adjusted1 4Q19 3Q19 4Q18 4Q19 3Q19 4Q18 Return on 0.43% 0.98% 0.98% 1.03% 1.00% 0.93% Average Assets Efficiency Ratio 70.90% 55.73% 59.87% 52.43% 53.48% 56.68% Diluted Earnings $0.10 $0.24 $0.22 $0.24 $0.24 $0.21 Per Share Year-over-year quarterly adjusted earnings per share growth of +14% Annualized linked quarter organic net loan growth of 10%, excluding multi-family CRE loan sales and Oritani acquisition Net interest margin (FTE) increased 5 bps linked-quarter Linked -quarter adjusted efficiency ratio improvement of 105 basis points 1Please refer to the Non-GAAP Disclosure Reconciliation on pages [12 & 13]

Revenues 5 Net Interest Income and Margin Non-Interest Income Trends ($mil) $41.2 Year-over-year NII growth of 4.6% (FTE) $38.1 Gain-on-Sale of 5.2 Loans, net $34.7 5.2 2.4 $239.6 5.9 Service Charges 6.0 6.3 2.5 $223.4 $221.7 2.5 2.5 6.0 Loan Servicing Fees 5.8 6.7 2.7 3.10% 1.5 Trust, Investment 1.7 & Insurance 2.96% 18.9 BOLI 2.91% 17.1 15.1 1 4Q18 3Q19 4Q19 Other NII ($mil) NIM 4Q18 3Q19 4Q19 All metrics are represented on full tax equivalent basis Linked-quarter non-interest income decline driven by softer swap fee generation, coming off a particularly strong 3Q19 Linked quarter net interest margin positively impacted by core deposit generation and liability repricing tailwind Adjusted Noninterest Income as a percentage of Adjusted Gross Operating Income down approximately 200 bps linked Linked quarter net interest income (FTE) growth of 8% driven quarter, due in part by strong net interest income growth in part by one month of Oritani contribution 1Other Income includes income from swap fees, credit card fees, net gains and losses from sales of assets and securities, FDIC loss-share income/expense (change in FDIC receivable) and other additional sources.

Interest Rate Positioning 6 12-Month Forward Cumulative Cash Flow Gap ($Bil)1 12-Month Forward Maturity Schedule ($Bil) 1Q20 2Q20 3Q20 4Q20 (1,217) Maturing CD Rates 2.21% 2.25% 2.07% 2.05% 5,000 Cumulative Cash Flow Gap 4,500 Maturing BCD + Borrowing Rates 2.08% 1.88% NA 1.79% 4,000 3,000 3,500 (2,828) 2,500 (3,286) 1.68% 3,000 (3,329) 1.54% 2,000 1.51% 2,500 1.48% 2,000 1,500 1,500 1,000 1,000 500 500 0 - 1Q20 2Q20 3Q20 4Q20 1Q20 2Q20 3Q20 4Q20 2 3 Assets Liabilities Cumulative Cash Flow Gap CDs BCD + Borrowings Avg. Fed Funds Futures (Quarters are not cumulative) Current balance sheet positioning should help mitigate net interest margin pressure Actively managing liabilities shorter to reflect shortening asset durations in current environment We continue to see opportunity to manage our liability costs lower for the foreseeable future 1Represents the estimated cumulative cash flows from dollar value of earning assets that are repricing within one year and the estimate cumulative cash flows from dollar value of interest-bearing liabilities that will reprice within one year based on the balance sheet at December 31, 2019 . 2 BCD refers to Brokered Time Deposits. 3 Represents Federal Funds Futures, averaged for the respective quarterly period as of December 31, 2019.

Noninterest Expense 7 5 Quarter Operating Expense Trends ($ in millions) Efficiency Ratio (%)1 196.1 Includes merger related charges, debt extinguishment, and amortization of tax credit 70.9 investments 153.7 59.9 147.8 55.7 56.7 145.9 2 53.5 52.4 141.7 < 51.0 145.1 142.6 135.8 136.8 140.1 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 3Q19 4Q19 4Q18 3Q19 4Q19 2020 Goal Reported Reported Reported Adjusted Adjusted Adjusted (Adjusted) Reported Expenses Adjusted 1 4Q19 Adjusted Operating Expenses ($, in millions)1 4Q19 Expense Commentary $15.110 Other notable items in 4Q19 4th quarter uptick in depreciation expense Oritani driven by data center coming on-line during the $2.3 Expenses - period $31.995 $145.070 December Mortgage We believe we remain on track to achieve our $1.7 Commissions goal of an adjusted efficiency ratio at or below $3.971 51% during 2020 Adjusted Expenses Amortization of tax credits Loss on extinguishment of debt Merger-related 1Refer to the appendix on pages 12 & 13 regarding non-GAAP financial measures. Sums may be inconsistent due to rounding.

Loans & Loan Growth 8 1 Loan Portfolio by Product (4Q19)1 2019 Loan Trends Res. Mortgage, 14.7% C&I, 16.2% Auto 10.0% Home Equity -5.8% Consumer, Res. Mortgage 6.5% Multi-family, 9.6% 17.6% $29.7 Construction 10.7% bil Non-Owner Occupied CRE 30.9% Construction, 5.5% Owner-Occupied CRE 13.3% Multi-family 37.5% Owner Occupied CRE, Non-owner Occupied CRE, 10.9% 25.5% C&I 11.4% New Loan Originations ($bil) and Yields(%) vs Portfolio Yields (%) Strong Performance and Outlook 4.92% 4.67% 4.57% 4.51% 4.57% 4.65% 4.30% 4Q19 annualized quarterly loan 4.10% growth of 10%, exclusive of Oritani loans and multi-family loan sales While new origination yields continue to be below portfolio $1.2 $1.3 $1.6 $1.6 yields, we did see a healthy rebound in new origination spreads 1Q19 2Q19 3Q19 4Q19 Origination Volume (Gross) New Origination Rate Avg. Portfolio Rate from the previous quarter 1Loan classifications according to call report schedule which may not correspond to classification outlined in earnings release. Includes the impacts of Oritani acquisition and multi-family portfolio sale.

Deposits & Funding 9 Recent Organic Deposit Trend ($ in billions) Total Liabilities 12/31/19 $1.02 bil *Excludes Oritani Deposits Non-interest bearing $6.7 7.9 8.6 Time +$680 mil $0.7 Savings, NOW & $2.1 MMA Noninterest Bearing $1.1 Time 6.4 6.5 $167 mil $33.1 bil Short-term $12.8 borrowings Savings, Now & 11.3 11.5 Long-term MMA $173 mil $9.7 borrowings Other 3Q19 4Q19 Average Deposit Balance (mil) and Rate (%) Trends Funding Trends for 4Q19 $13,000 $12,000 2.36% 2.36% 2.24% 2.27% Loan-to-deposit ratio at 12/31/2019 of $11,000 2.15% 2.06% $10,000 101.8%, inclusive of Oritani $9,000 In-flow of Savings, NOW & MMA deposits $8,000 largely fueled by business checking and $7,000 1.34% 1.31% 1.28% personal MMA $6,000 1.25% 1.15% 1.14% $5,000 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Brokered CDs used to add modest duration Savings, NOW & MMA Time Deposits to liability structure during the quarter W.Avg Savings, NOW & MMA Rate W.Avg Time Deposits Rate (remain at 10% of total deposits)

Asset Quality 10 NCOs/Avg. Loans1 Nonaccruals/Loans2 0.08% 0.37% 0.38% 0.02% 0.03% 0.31% 4Q18 3Q19 4Q19 4Q18 3Q19 4Q19 Taxi Medallion Update Quarterly net charge-offs of $5.6 million Taxi Medallion 9/30/19 12/31/19 driven primarily by medallion related loans Related Reserves as a % of Total 28.7% 30.9% Exposure $20.3 million linked-quarter decline in accruing past due loans Total Exposure $119 mil $115 mil Underlying credit trends remain very strong Taxi medallions as a % of Total across all categories 0.45% 0.39% Loans 1Represents annualized net charge-offs as a percentage of average loans for the period indicated; 2Represents nonaccrual loans as a percentage of total outstanding loans for the period indicated.

2020 Targets & Outlook 11 Full-year loan growth • We are targeting net loan growth in the range of 6% to 8%. (new) (from period end loans of $29.7 billion) Net Interest Income • We anticipate net interest income growth of approximately 13% to 16% (from full-year 2019 of $898 million) (new) •This would equate to standalone VLY growth of approximately 3% to 6% Adjusted Efficiency Ratio • We expect to achieve an adjusted efficiency ratio at or below 51% (unchanged) during 2020 Tax Rate • We expect the tax rate to range from 24%-26% (new)

Non-GAAP Disclosure Reconciliation 12 Three Months Ended December 31, September 30, December 31, ($ in thousands, except for share data) 2019 2019 2018 Adjusted net income available to common shareholders: Net income, as reported $38,104 $81,891 $77,102 Less: Gain on the sale of Visa Class B shares (net of tax)(a) — — (4,677) Add: Losses on extinguishment of debt (net of tax) 22,992 — — Add: Losses on securities transactions (net of tax) 26 67 1,047 Add: Severance expense (net of tax)(c) — — 1,907 Add: Merger related expenses (net of tax)(f) 10,861 1,043 (455) Add: Income tax expense (benefit)(g) 18,667 133 (2,274) Net income, as adjusted $90,650 $83,134 $72,650 Dividends on preferred stock 3,172 3,172 3,172 Net income available to common shareholders, as adjusted $87,478 $79,962 $69,478 (a) The gain from the sale of non-marketable securities is included in other non-interest income. (c) Severance expenses are included in salary and employee benefits expense. (f) Merger related expenses are primarily within salary and employee benefits expense, professional and legal fees, and other expense. (g) Income tax expense related to reserves for uncertain tax positions in 2019, and the Tax Cuts and Jobs Act and a USAB acquisition charge in 2018. Adjusted per common share data: Net income available to common shareholders, as adjusted $87,478 $79,962 $69,478 Average number of shares outstanding 355,821,005 331,797,982 331,492,648 Basic earnings, as adjusted $0.25 $0.24 $0.21 Average number of diluted shares outstanding 358,864,876 333,405,196 332,856,385 Diluted earnings, as adjusted $0.24 $0.24 $0.21 Adjusted annualized return on average tangible shareholders' equity: Net income, as adjusted $90,650 $83,134 $72,650 Average shareholders' equity 3,804,902 3,536,528 3,340,411 Less: Average goodwill and other intangible assets 1,256,137 1,154,462 1,164,638 Average tangible shareholders' equity $2,548,765 $2,382,066 $2,175,773 Annualized return on average tangible shareholders' equity, as adjusted 14.23% 13.96% 13.36% Adjusted annualized return on average assets: Net income, as adjusted $90,650 $83,134 $72,650 Average assets $35,315,682 $33,419,137 $31,328,729 Annualized return on average assets, as adjusted 1.03% 1.00% 0.93% Adjusted annualized return on average shareholders' equity: Net income, as adjusted $90,650 $83,134 $72,650 Average shareholders' equity $3,804,902 $3,536,528 $3,340,411 Annualized return on average shareholders' equity, as adjusted 9.53% 9.40% 8.70%

Non-GAAP Disclosure Reconciliation 13 Three Months Ended December 31, September 30, December 31, ($ in thousands) 2019 2019 2018 Annualized return on average tangible shareholders' equity: Net income, as reported $38,104 $81,891 $77,102 Average shareholders' equity 3,804,902 3,536,528 3,340,411 Less: Average goodwill and other intangible assets 1,256,137 1,154,462 1,164,638 Average tangible shareholders' equity $2,548,765 $2,382,066 $2,175,773 Annualized return on average tangible shareholders' equity 5.98% 13.75% 14.17% Adjusted efficiency ratio: Non-interest expense $196,146 $145,877 $153,712 Less: Loss on extinguishment of debt (pre-tax) 31,995 — — Less: Severance expense (pre-tax) — — 2,662 Less: Merger-related expenses (pre-tax) 15,110 1,434 (635) Less: Amortization of tax credit investments (pre-tax) 3,971 4,385 9,044 Non-interest expense, as adjusted $145,070 $140,058 $142,641 Net interest income 238,541 220,625 222,053 Non-interest income, as reported 38,094 41,150 34,694 Add: Losses on securities transactions, net (pre-tax) 36 93 1,462 Less: Gain on the sale of Visa Class B shares (pre-tax) — — 6,530 Less: Gain on sale leaseback transaction (pre-tax) — — — Non-interest income, as adjusted $38,130 $41,243 $29,626 Gross operating income, as adjusted $276,671 $261,868 $251,679 Efficiency ratio, as adjusted 52.43% 53.48% 56.68% As of December 31, September 30, June 30, March 31, December 31, ($ in thousands, except for share data) 2019 2019 2019 2019 2018 Tangible book value per common share: Common shares outstanding 403,278,390 331,805,564 331,788,149 331,732,636 331,431,217 Shareholders' equity $4,384,188 $3,558,075 $3,504,118 $3,444,879 $3,350,454 Less: Preferred Stock 209,691 209,691 209,691 209,691 209,691 Less: Goodwill and other intangible assets 1,460,397 1,152,815 1,155,250 1,158,245 1,161,655 Tangible common shareholders' equity $2,714,100 $2,195,569 $2,139,177 $2,076,943 $1,979,108 Tangible book value per common share $6.73 $6.62 $6.45 $6.26 $5.97 Tangible common equity to tangible assets: Tangible common shareholders' equity $2,714,100 $2,195,569 $2,139,177 $2,076,943 $1,979,108 Total assets 37,453,416 33,765,539 33,027,741 32,476,991 31,863,088 Less: Goodwill and other intangible assets 1,460,397 1,152,815 1,155,250 1,158,245 1,161,655 Tangible assets $35,993,019 $32,612,724 $31,872,491 $31,318,746 $30,701,433 Tangible common equity to tangible assets 7.54% 6.73% 6.71% 6.63% 6.45%

For More Information 14 . Log onto our website: www.valley.com . Email requests to: rkraemer@valley.com . Call Rick Kraemer in Investor Relations, at: (973) 686-4817 . Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Rick Kraemer, FSVP – Director, Corporate Finance  Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC